SCANNER TECHNOLOGIES CORPORATION
                          ----------------------------

                            NOTICE OF ANNUAL MEETING
                           to be held on June 8, 2006
                           --------------------------




TO THE SHAREHOLDERS OF SCANNER TECHNOLOGIES CORPORATION:

         The Annual Meeting of the Shareholders of Scanner Technologies Corporation, a New Mexico corporation, will be held on Thursday, June 8, 2006, at 3:30 p.m., Minneapolis time, at the offices of Fredrikson & Byron, P.A., Suite 4000, 200 South Sixth Street, Minneapolis, Minnesota 55402 for the following purposes:

         1. To set the number of directors at four (4).

         2. To elect directors.

         3. To ratify the appointment of Lurie Besikof Lapidus & Company, LLP as our independent registered public accounting firm for the year ending December 31, 2006.

         4. To transact such other business as may properly come before the meeting.

         Shareholders of record at the close of business on April 19, 2006 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting. A copy of the Annual Report for the year ended December 31, 2005 also accompanies this Notice.

         You are cordially invited to attend the Annual Meeting.

                                   By Order of the Board of Directors,


                                 Elwin M. Beaty
                                   Chairman, President, Chief Executive Officer and Chief Financial Officer
Minneapolis, Minnesota
Dated:  May 1, 2006

                                 PROXY STATEMENT
                                     for the
                         Annual Meeting of Shareholders
                       of Scanner Technologies Corporation
                           to be held on June 8, 2006
                            -------------------------


                                  INTRODUCTION


         The accompanying Proxy is solicited by the Board of Directors for use at our 2006 Annual Meeting of Shareholders to be held on Thursday, June 8, 2006, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof.

         The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by us. Our directors, officers and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

         Any shareholder giving a Proxy may revoke it any time prior to its use at the 2006 Annual Meeting by giving written notice of such revocation to the Secretary or any other officer of Scanner or by filing a later dated written Proxy with one of our officers. Personal attendance at the 2006 Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a later dated Proxy is delivered to an officer before the revoked or superseded Proxy is used at the 2006 Annual Meeting. Proxies will be voted as directed therein. Proxies which are signed by shareholders but which lack specific instruction with respect to any proposal will be voted in favor of such proposal as set forth in the Notice of Annual Meeting or, with respect to the election of directors, in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

         The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of our Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter. If a shareholder abstains from voting as to any matter, then the shares held by such stockholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal.

         The mailing address of the principal executive offices of Scanner is 14505 21st Avenue North, Suite 220, Minneapolis, Minnesota 55447. We expect that the Notice of Annual Meeting, Proxy Statement and Annual Report to Shareholders will first be mailed to shareholders on or about May 1, 2006.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         Shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof are shareholders of record at the close of business on April 19, 2006 (the "Record Date"). Persons who are not shareholders of record on such date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date, we had 12,216,068 shares of common stock, with no par value, outstanding. The common stock is our only outstanding class of capital stock. The holders of common stock are entitled to one vote for each share held and may vote on each matter to be voted upon at the Annual Meeting. Holders of the common stock are not entitled to cumulate their votes for the election of directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of April 19, 2006, certain information with respect to beneficial ownership of our Common Stock by (i) each of our executive officers, (ii) each of our directors, (iii) each person known to us to be the beneficial owner of more than 5% of our outstanding Common Stock, and (iv) all of the directors and executive officers as a group.

                                                                    Shares Owned             Percentage
         Name (and Address of 5%                                    Beneficially &              Stock
         Owner) or Identity of Group of                              Record(1)              Outstanding(1)
         -------------------------------------------               -----------------        ---------------
         Elwin M. Beaty                                                7,104,250(2)              49.8%

         David P. Mork                                                   757,160(3)               6.0%

         Betsy Brenden Radtke                                             95,000(4)               *

         Michael A. Thorsland                                            520,558(5)               4.2%

         Elaine E. Beaty                                               7,104,250(2)              49.8%

         All Executive Officers and Directors as a                     8,476,968(6)              56.6%
         group (4 persons)
-------------
*Less than 1%

(1) For purposes of computing "beneficial ownership" and the percentage of outstanding Common Stock held by each person or group of persons named above as of April 19, 2006, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)  Represents holdings of (a) Elwin M. Beaty,  including (i) 2,531,343 shares,
     (ii) 350,000 shares that may be purchased by Mr. Beaty upon exercise of exercisable options and (iii) 670,782 shares that may be purchased by Mr. Beaty upon exercise of exercisable warrants, and (b) Elaine E. Beaty, including (i) 2,531,343 shares of Scanner Common Stock, (ii) 350,000 shares that may be purchased by Ms. Beaty upon exercise of exercisable options and
     (iii) 670,782 shares of that may be purchased by Ms. Beaty upon exercise of exercisable warrants. Elwin Beaty and Elaine Beaty are married, and each of them disclaims the beneficial ownership of the securities owned by the other.

(3) Includes 300,0000 shares that may be purchased by Mr. Mork upon exercise of exercisable options and 70,310 shares that may be purchased upon exercise of an exercisable warrant.

(4) Represents 20,000 shares that may be purchased by Ms. Radtke upon exercise of a currently exercisable warrant and 75,000 shares that may be purchased upon exercise of a currently exercisable option.

(5) Includes 168,980 shares that may be purchased by Mr. Thorsland upon exercise of currently exercisable warrants and 75,000 shares that may be purchased upon exercise of a currently exercisable option.

(6)  See footnotes (2) through (5).

                DETERMINATION OF NUMBER AND ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

         Our Bylaws provide that at each regular meeting of our shareholders, the shareholders shall determine the number of directors. The Bylaws further provide that a director's term expires at the regular meeting of shareholders. The Bylaws also state that, between regular meetings, the number of directors may be increased and any vacancies filled by the Board of Directors.

         At the recommendation of the Governance/Nominating Committee, the Board of Directors recommends setting the number of directors at four and nominates the four current directors to continue serving as directors of Scanner until the next annual meeting of shareholders and until their successors shall have been elected and qualified. Determining the number of directors and electing the Board of Director's recommended director nominees requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on the matter, provided that such majority must be greater than one-third of our outstanding shares entitled to vote at the meeting.

         The names, ages, and respective positions of the directors of Scanner are set forth below, as well as additional information relating to each director.

         Name                                    Age      Position
         Elwin M. Beaty                          65       Chairman, President, Chief Executive Officer and
                                                          Chief Financial Officer

         David P. Mork                           39       Senior Vice President and Director

         Betsy Brenden Radtke                    39       Director

         Michael A. Thorsland                    58       Director


         Elwin M. Beaty has served as our President, Chief Executive Officer and Chief Financial Officer and a director since our merger with Scanner Technologies Corporation, a privately-held Minnesota corporation ("Scanner
Minnesota"), on July 31, 2002 (the "Merger"). Mr. Beaty has also served as Chairman of the Board since December 2004. Prior to the Merger, Mr. Beaty served in the same capacities with Scanner Minnesota since its incorporation in November 1990.

         David P. Mork has served as our Senior Vice President and a director since the Merger. Mr. Mork served as Senior Vice President of Scanner Minnesota from 1997 until the Merger.

         Betsy Brenden Radtke has served as a director of Scanner since December 2004. Ms. Radtke has served as Associate Vice President of Alumni Relations for Hamline University in St. Paul, Minnesota since August 1989.

         Michael A. Thorsland has served as a director of Scanner since December 2004. Mr. Thorsland has served as President of Venture Mortgage Corporation, a mortgage banking company in Edina, Minnesota, since founding it in 1990.

                               EXECUTIVE OFFICERS

         The names and ages of our current executive officers and the positions held by such officers are listed below.

         Name                                         Age           Position
         ---------------------------------------    -------         --------------------------------------------
         Elwin M. Beaty                                65           Chairman, President, Chief Executive Officer
                                                                    and Chief Financial Officer
         David P. Mork                                 39           Senior Vice President and Director

         For information as to the business background of Mr. Beaty and Mr. Mork, see the preceding section of this Proxy Statement entitled Determination of Number and Election of Directors.


                              CORPORATE GOVERNANCE

         Our business affairs are conducted under the direction of the Board of Directors in accordance with the New Mexico Business Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. The corporate governance practices that we follow are summarized below.

Independence

         The Board has determined that half of its members are "independent." Our independent directors are Betsy Brenden Radtke and Michael A. Thorsland.

Code of Ethics and Business Conduct

         The Board has approved a Code of Ethics and Business Conduct that applies to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer and controller. The Code of Ethics and Business Conduct addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading. The Code of Ethics and Business Conduct is available free of charge to any shareholder who sends a request for a copy to Scanner Electronics Corporation, Attn. Secretary, 14505 21st Avenue North, Suite 220, Minneapolis, Minnesota 55447, and it is also available on our website at www.scannertech.com. Scanner intends to disclose on its website any amendment to, or waiver from, a provision of its Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and controller relating to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-B.

Meeting Attendance


         Board and Committee  Meetings.  During fiscal 2005,  the Board held two
(2) meetings in 2005, and took action once by unanimous written consent. Each director attended 100% of the meetings of the Board and the committees on which such director served.

         Annual  Meeting  of  Shareholders.   Subject  to  unavoidable  personal
conflicts, directors shall attend our annual meetings of shareholders. All four of our directors attended our 2005 annual shareholders' meeting.

Executive Sessions of the Board

         In accordance with the principles of corporate practice adopted by the Board of Directors, an executive session of non-management directors was held at the time of each Board meeting.

Committees of the Board

         Our Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Governance/Nominating Committee.

         Audit Committee. The Audit Committee is comprised of Michael A. Thorsland (Chair) and Betsy Brenden Radtke, both independent directors. Mr. Thorsland has been named as the "audit committee financial expert" as defined by
Item 401(e) of Regulation S-B under the Securities Act of 1933. Mr. Thorsland's experience includes serving as Chief Financial Officer. We acknowledge that the designation of Mr. Thorsland as the audit committee financial expert does not impose on Mr. Thorsland any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Thorsland as a member of the audit committee and the Board of Directors in the absence of such designation or identification. The Audit Committee reviews the selection and work of our independent registered public accounting firm and the adequacy of internal controls for compliance with corporate policies and directives. The Report of Audit Committee is included on page 14. The Audit Committee met four
(4) times in 2005.

         Compensation Committee. The Compensation Committee is comprised of Betsy Brenden Radtke (Chair) and Michael A. Thorsland, both independent directors. This committee recommends to the Board of Directors from time to time the salaries to be paid to our executive officers and any plan for additional compensation it deems appropriate. This committee is vested with the same authority as the Board of Directors with respect to the granting of options and the administration of our 2004 Equity Incentive Plan. The Compensation Committee did not meet in 2005.

         Governance/Nominating Committee. The Governance/Nominating Committee is comprised of Elwin M. Beaty (Chair), Michael A. Thorsland and Betsy Brenden Radtke, a majority of which are independent directors. This committee recommends to the Board of Directors nominees for vacant positions on the Board, sets goals for the Board and monitors the achievement of such goals. This committee will consider a candidate for director proposed by a shareholder. Candidates must have broad training and experience in their chosen fields and must have achieved distinction in their activities. The committee considers the particular expertise of each nominee and strives to achieve an appropriate breadth of skills among the Board members. A shareholder who wants to propose a candidate must comply with the provisions of our Bylaws regarding nominations for the election of directors. The policies of the committee are described more fully in the Governance/Nominating Committee's Report on page 6. The Governance/Nominating Committee met once in 2005.

Communications with the Board

         Shareholders may communicate directly with the Board of Directors. All communications should be directed to our Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board. The communication will not be opened before being forwarded to the intended recipient, but it will go through normal security procedures. Shareholder communications to the Board should be sent to:

                           Elaine E. Beaty, Secretary
                        Scanner Technologies Corporation
                          14505 21st Ave. N., Suite 220
                              Minneapolis, MN 55447

Compensation to Directors

         Each director receives an annual retainer of $6,000. No additional fees are paid for attendance at meetings. In addition, each director who is not an employee of Scanner receives, upon his or her initial election to the Board, a five-year warrant to purchase 20,000 shares of Common Stock at fair market value on the date of grant. Upon re-election, each non-employee director receives a similar warrant for 5,000 shares. On September 26, 2005, the Board granted options to purchase 75,000 shares at $0.45 per share to each of the two non-employee directors.

                     GOVERNANCE/NOMINATING COMMITTEE REPORT

         The Governance/Nominating Committee is comprised of a majority of independent directors. In accordance with its written charter, the Governance/Nominating Committee assists the Board of Directors with fulfilling its responsibility regarding any matters relating to corporate governance including selection of candidates for our Board of Directors. Its duties shall include oversight of the principles of corporate governance by which Scanner and the Board shall be governed; the codes of ethical conduct and legal compliance by which Scanner and its directors, executive officers, employees and agents will be governed; policies for evaluation of the Board and the chairperson; policies for election and reelection of Board members; and policies for succession planning for the Chief Executive Officer, Board chairperson and other Board leaders. In addition, the Committee is responsible for annually reviewing the composition of the Board, focusing on the governance and business needs and requirements of Scanner, nominating and screening of Board member candidates, evaluating the performance of Board members and recommending the reelection of Board members who are performing effectively and who continue to provide a competency needed on the Board. When a director's principal occupation or business association changes substantially, such director shall tender a letter of resignation to the Board through the Governance/Nominating Committee, which resignation will be considered and acted upon in a manner that is best for the Board and Scanner.

         The Governance/Nominating Committee will consider candidates for nomination as a director recommended by shareholders. In evaluating director nominees, the Governance/Nominating Committee requires certain minimum qualifications, including high moral character and mature judgment and the ability to work collegially with others. In addition, factors such as the following shall be considered:

         o        appropriate size and diversity of the Board;
         o needs of the Board with respect to particular talent and experience;
         o        knowledge, skills and experience of nominee;

         o        familiarity with domestic and international  business matters;
         o appreciation of the relationship of our business to the changing needs of society; and
         o desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by a new member.

         Shareholders who wish to recommend one or more candidates for director to the Governance/Nominating Committee must provide written recommendation to the Secretary of Scanner. Notice of a recommendation must include the shareholder's name, address and the number of Scanner shares owned, along with information with respect to the person being recommended, i.e. name, age, business address, residence address, current principal occupation, five-year employment history with employer names and a description of the employer's business, the number of shares beneficially owned by the prospective nominee, whether such person can read and understand basic financial statements and other board memberships, if any. The recommendation must be accompanied by a written consent of the prospective nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. Scanner may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee.

         Shareholders who wish to present a proposal at an annual meeting of shareholders must provide a written notice to our Secretary at the address below:

                           Elaine E. Beaty, Secretary
                        Scanner Technologies Corporation
                          14505 21st Ave. N., Suite 220
                              Minneapolis, MN 55447

         A copy  of  the  current  Governance/Nominating  Committee  Charter  is
available   on   our   website   at   www.scannertech.com.    Members   of   the
Governance/Nominating Committee

                             Elwin M. Beaty - Chair
                              Michael A. Thorsland
                              Betsy Brenden Radtke

                             EXECUTIVE COMPENSATION

Employment Agreements and Arrangements

         On January 1, 2004, Scanner entered into an Employment Agreement with Elwin M. Beaty, our Chairman, President, Chief Executive Officer and Chief Financial Officer. Pursuant to the agreement, Mr. Beaty's current annual salary is $240,000. In addition, Mr. Beaty is entitled to $40,000 on January 1st of each year. The agreement can be terminated by either Scanner or Mr. Beaty upon a 30-day written notice to the other party; provided, however, that if Scanner terminates Mr. Beaty's employment without cause, Mr. Beaty is entitled to an amount equal to his total annual salary.

         In an agreement dated April 19, 2002, Mr. Beaty forgave our obligation to pay him accrued salary of $1,254,575 and released Scanner, its successors, its officers and directors from any liability in connection with the accrued salary. In exchange, it was agreed that Mr. Beaty shall receive a certain amount of the proceeds, if any, that Scanner may receive out of litigation involving patents that Scanner has licensed. Under the agreement, Scanner shall keep 60% of any proceeds of the currently ongoing litigation and shall pay to Mr. Beaty 40% of such proceeds until Scanner has been reimbursed for all attorney fees and other expenses incurred in connection with the current litigation, and Mr. Beaty has received the total amount of $1,254,575. If one party has received all the amounts owing to such party before the other party's claim under this provision has been satisfied, the other party shall receive 100% of the proceeds until its claim is satisfied. If any proceeds remain after such payment, Mr. Beaty shall receive 50% of such remainder. He also has a right to receive part of the proceeds, if any, that Scanner may receive out of any subsequent litigation involving the licensed patents. Scanner shall keep 60% of any proceeds from subsequent litigation until its attorney fees and other expenses incurred in connection with the current and any subsequent litigation have been reimbursed, and Mr. Beaty shall receive 40% of any proceeds from subsequent litigation until he has received a total amount of $1,254,575 out of the proceeds of the currently ongoing and any subsequent litigation. If any proceeds out of the subsequent litigation remain after such distribution, Scanner shall pay 25% of such remaining proceeds to Mr. Beaty.

         On January 1, 2004, Scanner entered into an Employment Agreement with David P. Mork, our Senior Vice President. Mr. Mork's current annual salary is $180,000. The agreement can be terminated by either Scanner or Mr. Mork upon a 30-day written notice to the other party; provided, however, that if Scanner terminates Mr. Mork's employment without cause, Mr. Mork is entitled to an amount equal to one-half of his total annual salary.

         To provide Mr. Mork with an incentive to continue his employment with Scanner Technologies, and to compensate him for compensation in recent years which we believe was less than he might have received in a comparable position elsewhere, Mr. Mork was also a party to the agreement described above regarding the distribution of litigation proceeds. Pursuant to the agreement, Scanner has agreed to pay to Mr. Mork 20% of the remaining proceeds, if any, that Scanner may receive out of the currently ongoing litigation, and 25% of the remaining proceeds, if any, that we may receive out of any future litigation involving the licensed patent, and that remain after the aforesaid payments to Scanner and to Mr. Beaty have been made out of such proceeds.

Summary Compensation Table

         The following Summary Compensation Table sets forth certain compensation information for services rendered in all capacities to us by our Chief Executive Officer and by the only other executive officer whose total salary and bonus exceeded $100,000 during 2005.

                                                                                   Long Term
                                                 Annual Compensation              Compensation
                                              -----------------------             ------------
                                     Fiscal                                                          All Other
Name and Principal Position           Year    Salary ($)    Bonus ($)   Other ($)     Options      Compensation ($)
---------------------------          -------  ----------    ---------   ---------  -------------   ----------------

Elwin M. Beaty                        2005    309,075(2)          --          --      200,000                --
  Chairman, President, Chief          2004    303,000         12,000          --      150,000                --
  Executive Officer and Chief         2003    180,000             --          --        --              163,772
  Financial Officer(1)
David P. Mork                         2005    177,000(2)          --          --      200,000                --
  Senior Vice President               2004    171,000         12,000          --      100,000                --
                                      2003    120,000          1,500          --        --                   --

-----------------

(1) Does not include compensation paid to family members. See "Certain Relationships and Related Transactions."

(2)      Includes  $6,000  director  fee and  payment of unused  vacation  time:
         $23,075 for Mr. Beaty and $15,000 for Mr. Mork.

Option/SAR Grants During 2005 Fiscal Year

         The following table sets forth information regarding stock options granted to the named executive officers during the fiscal year ended December 31, 2005. We have not granted any stock appreciation rights.



                        Number of          % of Total
                       Securities         Options/SARs
                       Underlying          Granted to         Exercise or
                      Options/SARs        Employees in        Base Price         Expiration
Name                   Granted (#)        Fiscal Year           ($/Sh)              Date
----                 ---------------    ---------------     --------------      --------
Elwin M. Beaty          200,000(1)              24.0%             $0.495          09/25/10
David P. Mork           200,000(2)              24.0%             $0.45           09/25/12
--------------

(1) The option, which was granted on September 26, 2005, has an exercise price equal to 110% of the fair market value on the date of grant. The option became exercisable in full on January 1, 2006. Does not include options granted to family members. See "Certain Relationships and Related Transactions."

(2) The option, which was granted on September 26, 2005, has an exercise price equal to 100% of the fair market value on the date of grant. The option became exercisable to the extent of 100,000 shares on each of September 26, 2005 and January 1, 2006.

Option Exercises During 2005 Fiscal Year and Fiscal Year-End Option Values

         The following table provides information as to options exercised by the named executive officers in the Summary Compensation Table during fiscal 2005 and the number and value of options at December 31, 2004. We do not have any outstanding stock appreciation rights.


                                                                                                 VALUE OF UNEXERCISED
                                                        NUMBER OF UNEXERCISED OPTIONS         IN-THE MONEY OPTIONS AT
                        SHARES                                AT DECEMBER 31, 2005               DECEMBER 31, 2005(1)
                      ACQUIRED ON     VALUE REALIZED    -------------------------------   ----------------------------------
     NAME              EXERCISE(#)        ($)            EXERCISABLE     UNEXERCISABLE    EXERCISABLE       UNEXERCISABLE
------------------   --------------   --------------    ---------------- --------------   --------------  ------------------
Elwin M. Beaty(2)           --             --                150,000         200,000              $0                $0

David P. Mork               --             --                100,000         200,000              $0                $0

(1) Value of unexercised options is calculated on the basis of the difference between the option exercise price and $0.37, the closing sale price for our Common Stock at December 31, 2005 as quoted by the OTC Bulletin Board, multiplied by the number of shares of Common Stock underlying the option.

(2) Does not include options held by family members at year end. See "Certain Relationships and Related Transactions."

             Section 16(a) Beneficial Ownership Reporting Compliance

         Under Section 16(a) of the Securities Exchange Act of 1934, our officers, directors, and persons who own more than 10% of our equity securities are required to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Based solely on our review of the copies of such reports received by us, we believe that, during 2005, all such filing requirements were complied with except that an option grant was reported on a Form 4 that was not timely filed on behalf of each of Mr. Beaty, Mr. Mork, Ms. Radtke, Mr. Thorsland and Ms. Beaty. In addition, Barron Partners L.P., formerly a more than 10% holder, filed five Forms 4, each reporting one transaction, that were not timely filed.

                 Certain Relationships and Related Transactions

         Elaine E. Beaty, a more than 10% shareholder and wife of Elwin M. Beaty, our Chairman, President, Chief Executive Officer and Chief Financial Officer, is employed by Scanner Technologies, and for the years 2004 and 2005, Ms. Beaty received an aggregate salary and bonus of $102,000 and $98,650, respectively. Mr. Beaty's children, Bok Beaty and Brooke Beaty, are also employed by Scanner Technologies. For 2004 and 2005, Bok Beaty received an aggregate salary and bonus of $45,800 and $37,373, respectively, and Brooke Beaty received an aggregate salary and bonus of $50,049 and $32,712, respectively. In addition, in 2004 and 2005, five-year options to purchase shares at 110% of the fair market value on the date of grant were granted to these family members: Elaine Beaty (150,000 shares at $1.32 and 200,000 shares at $0.495, respectively), Bok Beaty (15,000 shares at $1.32 and 20,000 shares at $0.495, respectively) and Brooke Beaty (15,000 shares at $1.32 and 20,000 shares at $0.495, respectively).


                         RATIFICATION OF APPOINTMENT OF
                       INDEPENDENT PUBLIC ACCOUNTING FIRM
                                  (Proposal #3)

         The Board of Directors recommends that the shareholders ratify the appointment of Lurie Besikof Lapidus & Company, LLP, as our independent public accounting firm for the year ending December 31, 2006. Lurie Besikof Lapidus & Company, LLP has served as our independent public accounting firm since 2002. Lurie Besikof Lapidus & Company, LLP provided services in connection with the audit of the financial statements of the Company for the year ended December 31, 2005, assistance with the Company's Annual Report submitted to the Securities and Exchange Commission on Form 10-KSB and quarterly reports filed with the Securities and Exchange Commission, and consultation on matters relating to accounting and financial reporting. Representatives of Lurie Besikof Lapidus & Company, LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.

         The ratification of Lurie Besikof Lapidus & Company, LLP as the independent registered public accounting firm for Scanner requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting.

Audit Fees

         We paid the following fees to Lurie Besikof Lapidus & Company, LLP for fiscal years 2004 and 2005:

                                     2004                     2005
                                   -------                   -------
Audit Fees                         $31,155                   $62,280
Audit-Related Fees                       0                         0
Tax Fees                             7,085                     7,200
All Other Fees                      11,410                    14,490
                                    ------                    ------
                                   $49,650                   $83,970

         Audit Fees. Represents fees for the audit of our annual financial statements and review of the financial statements included in our Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

         Tax Fees. The 2004 fees were for tax return preparation, and the 2005 fees were for tax planning.

         All Other Fees. The aggregate fees billed in the year ended December 31, 2004 for services relating to the SEC filings and accounting consultations were $8,900 and $2,510, respectively. The aggregate fees billed in the year ended December 31, 2005 for services relating to the SEC filings and accounting consultations were $14,490.

         After consideration, the Audit Committee has determined that the provision of these services is compatible with maintaining the principal accountant's independence.

Pre-Approval Policy

         In accordance with the Audit Committee charter, all audit and non-audit
services  by  the  independent   registered   public  accounting  firm  must  be
pre-approved by the Audit Committee.

                            REPORT OF AUDIT COMMITTEE

         The Board of Directors maintains an Audit Committee comprised of two outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committees composition, Rule 4350(d)(2), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

         In accordance with its written charter adopted by the Board of Directors (filed as Appendix A to the proxy statement for our 2005 annual meeting), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of Scanner Technologies. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

         (1) reviewed and discussed the audited financial statements with management;

         (2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

         (3) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No.1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission.

                    Members of the Audit Committee
                          Michael A. Thorsland - Chair
                          Betsy Brenden Radtke

                  SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

         Any appropriate proposal submitted by a shareholder of Scanner and intended to be presented at the 2007 Annual Meeting must be received by Scanner by January 2, 2007 to be included in our proxy or information statement for the 2007 Annual Meeting. If a shareholder proposal intended to be presented at the 2007 annual meeting but not included in the proxy materials is received by us after March 17, 2007, then management named in our proxy or information statement for the 2007 Annual Meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting.


                                 OTHER BUSINESS

         Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Information Statement.


                          ANNUAL REPORT TO SHAREHOLDERS

         A copy of our Annual Report to Shareholders for the fiscal year ended December 31, 2005 accompanies this Notice of Annual Meeting and Information Statement. No part of such Annual Report is incorporated herein.

                           AVAILABILITY OF FORM 10-KSB

         Scanner will furnish without charge to each shareholder of Scanner, upon written request of any such person, a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission, including the financial statements. Scanner will furnish to any such person any exhibit described in the list accompanying the Form 10-KSB upon the advance payment of reasonable fees related to furnishing such exhibit(s). Requests for copies of such report and/or exhibit(s) should be directed to the Secretary at our principal address.

                                   By Order of the Board of Directors,


                                   Elwin M. Beaty
                                   Chairman, President, Chief Executive Officer
May 1, 2006                        and Chief Financial Officer

                        SCANNER TECHNOLOGIES CORPORATION
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                     For the Annual Meeting of Shareholders
                                  June 8, 2006


The undersigned hereby appoints Elwin M. Beaty and David P. Mork, or either of them, proxies with full power of substitution to vote all shares of stock of Scanner Technologies Corporation of record in the name of the undersigned at the close of business on April 19, 2006, at the Annual Meeting of Shareholders to be held at the offices of Fredrikson & Byron, P.A., Suite 4000, 200 South Sixth Street, Minneapolis Minnesota at 3:30 p.m. on June 8, 2006, or at any adjournment or adjournments thereof, hereby revoking all former proxies:


1.  Set the number of directors at four (4).

                      ---                   ---                   ---
                          FOR                   AGAINST               ABSTAIN
                      ---                   ---                   ---

2.  Elect Directors:  Nominees:         Elwin M. Beaty, David P. Mork, Betsy Brenden Radtke and
                                        Michael A. Thorsland

                      ---                                         ---
                          FOR nominees listed above                   WITHHOLD AUTHORITY to vote
                          (except  for  the   nominee(s)   whose      for all nominees listed above
                          name(s) has been written below
                      ---                                         ---


          ------------------------------------------------------------

3.  Ratify  appointment  of  Lurie  Besikof  Lapidus  &  Company,  LLP as our  independent  registered  public accounting firm for the year ending December 31, 2006.
                      ---                   ---                   ---
                          FOR                   AGAINST               ABSTAIN
                      ---                   ---                   ---



Dated: ____________________, 2006                             -----------------------------------------------------


                                                              -----------------------------------------------------

                                                              Please sign name(s) exactly as shown at left.  When
                                                              signing as executor, administrator, trustee or
                                                              guardian, give full title as such; when shares have
                                                              been issued in names of two or more persons, all
                                                              should sign.








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